UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement.
[ X ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON FUNDS
(Names of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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(1) Title of each class of securities to which transaction applies:_____________________________________________
(2) Aggregate number of securities to which transaction applies:_____________________________________________
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(Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________

(4) Proposed maximum aggregate value of transaction:____________________________________________________
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:___________________________________________________________________________________

Madison Funds

Special Shareholder Meeting: November 30, 2023

9:30 a.m. (CT)

Important proxy voting material is ready for your review.

Vote Now!

Control Number: xxxxxxxxxxxxxx        Security Code: xxxxxxxx

If more than one control number appears, each must be voted individually for your vote to be counted on all shares.

Shareholders as of September 15, 2023.

Ways to Vote

Go to Proxy-direct.com    Call 800-337-3503    Vote by November 30, 2023 at 9:30 AM CT

Important Materials

https://www.madisonfunds.com/proxy

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions?

If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the Company's proxy solicitor, toll free at 1 866-963-5820.

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.